As filed with the Securities and Exchange Commission on
                                February 22, 1999
                                Registration No.

                       - - - - - - - - - - - - - - - - - -
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              - - - - - - - - - - -
                                    FORM N-14
                                      ----
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /
                                      ----
                                      ----
                         Pre-Effective Amendment No.   / /
                                      ----
                                      ----
                        Post-Effective Amendment No.  / /
                                      -----
                        (Check appropriate box or boxes)
                             - - - - - - - - - - - -
                               PUTNAM FUNDS TRUST
               (Exact Name of Registrant as Specified in Charter)
               One Post Office Square, Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)


                                  617-292-1000
                        (Area Code and Telephone Number)
                         - - - - - - - - - - - - - - - -
                         JOHN R. VERANI, Vice President
                               PUTNAM FUNDS TRUST
                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and address of Agent for Service)
                         - - - - - - - - - - - - - - - -
                                    Copy to:
                           JOHN W. GERSTMAYR, Esquire
                                  ROPES & GRAY
                             One International Place
                           Boston, Massachusetts 02110
                         - - - - - - - - - - - - - - - -

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.


It is proposed that this filing will become effective on March 24, 1999 pursuant to Rule 488.


An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time. A Rule 24f-2 notice for the Registrant for the year ended August 31, 1998 was filed on November 25, 1998.

Important Information for Shareholders of Putnam High Yield Total Return Fund

The document you hold in your hands contains a combined prospectus/proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendation on page __.

We urge you to carefully review the prospectus/proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to make follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us.

TABLE OF CONTENTS

A Message from the Chairman

Notice of Shareholder Meeting

Combined Prospectus/Proxy Statement

Proxy Card Enclosed






















If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial advisor.

A MESSAGE FROM THE CHAIRMAN

(photograph of George Putnam appears here)

Dear Shareholder:

I am writing you to ask you for your vote on an important matter that affects your investment in Putnam High Yield Total Return Fund (the "Total Return Fund"). While you are, of course, welcome to join us at the Total Return Fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card.

We are asking for your vote on the following matter:

1. Approval or disapproval of a proposed merger of the total return fund into Putnam High Yield Trust II ("High Yield Trust II"). In this merger, your shares of the total return fund would, in effect, be exchanged at net asset value and on a tax-free basis for shares of High Yield Trust II with an equal net asset value.

Both funds are fixed income funds investing primarily in high yield or lower rated fixed income securities. The Total Return Fund seeks total return through high current income and capital appreciation. High Yield Trust II seeks high current income, with capital appreciation as a secondary goal when consistent with achieving high current income.

Both Funds seek their goals by investing, under normal market conditions, at least 80% of their assets in lower-rated securities, which include debt instruments, convertible debt securities and preferred stock.

The Trustees of the Total Return Fund recommend approval of the merger because it offers shareholders of the Fund, which is relatively small, the opportunity to pursue a similar investment objective while benefitting from the economies of scale and lower expenses of a significantly larger fund.

Putnam Management believes that mutual fund investors currently favor income oriented high yield funds such as High Yield Trust II, and Putnam Management does not expect a shift in current investor preferences in the near future, making it unlikely that the Total Return Fund would achieve economies of scale comparable to those of High Yield Trust II.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call 1-800-225-1581, or call your financial advisor.

                                                    Sincerely yours,
                                                    /s/ George Putnam
                                                    -----------------------
                                                    George Putnam, Chairman

Putnam High Yield Total Return Fund

Notice of a Meeting of Shareholders

         This is the formal agenda for the shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

         To the Shareholders of Putnam High Yield Total Return Fund:


         A Meeting of Shareholders of Putnam High Yield Total Return Fund (the "Fund" or the "Total Return Fund") will be held July 1, 1999 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:


1. Approving or disapproving an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the fund to Putnam High Yield Trust II ("High Yield Trust II") in exchange for shares of High Yield Trust II and the assumption by High Yield Trust II of all of the liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. See page
         __.

2. Transacting other business as may properly come before the meeting.

         By the Trustees

         George Putnam, Chairman
         John A. Hill, Vice Chairman
         William F. Pounds, Vice Chairman

         Jameson Adkins Baxter                       George Putnam, III
         Hans H. Estin                               Robert E. Patterson
         Ronald J. Jackson                           Donald S. Perkins
         Paul L. Joskow                              A.J.C. Smith
         Elizabeth T. Kennan                         W. Thomas Stephens
         Lawrence J. Lasser                          W. Nicholas Thorndike
         John H. Mullin, III


         We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided, or follow the instructions in these materials relating to telephonic or internet voting so that you will be represented at the meeting.

April 15, 1999

Prospectus/Proxy Statement


April 15, 1999


Acquisition of the Assets of

Putnam High Yield Total Return Fund
One Post Office Square
Boston, Massachusetts 02109
(617) 292-1000

By and in Exchange for Shares of

Putnam High Yield Trust II
One Post Office Square
Boston, Massachusetts 02109
(617) 292-1000

Table of Contents

Synopsis
Risk factors
General
Proposal Regarding Approval or Disapproval of  Merger and
         Related Agreement and Plan of Reorganization
Background and Reasons for the Proposed Merger
Information about the Merger
Voting Information
Agreement and Plan of Reorganization                                        A-1

This document will give you the information you need to vote on the proposed merger. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial advisor.


This Prospectus/Proxy Statement relates to the proposed merger of Putnam High Yield Total Return Fund (the "Total Return Fund") into Putnam High Yield Trust II ("High Yield Trust II"). As a result of the proposed transaction, each Class A, Class B and Class M shareholder of the Total Return Fund will receive a number of full and fractional Class A, Class B and Class M shares, respectively, of High Yield Trust II equal in value at the date of the exchange to the total value of the shareholder's Total Return Fund shares. Like the Total Return Fund, the High Yield Trust II is in the family of funds managed by Putnam Investment Management, Inc.

("Putnam Management"). The High Yield Trust II and the Total Return Fund are collectively referred to herein as the "Funds," and each is referred to individually as a "Fund."


This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed merger or investing in High Yield Trust II. Please read it and keep it for future reference. This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated December 30, 1998, of High Yield Trust II (the "High Yield Trust II Prospectus"), and (ii) the Report of Independent Accountants and financial statements included in High Yield Trust II's Annual Report to Shareholders for the fiscal year ended August 31, 1998. The High Yield Trust II Prospectus and High Yield Trust II's Annual Report are incorporated into this Prospectus/Proxy Statement by reference.

The following documents have been filed with the Securities and Exchange Commission and are also incorporated into this Prospectus/Proxy Statement by reference:

         (i)  the Prospectus, dated October 30, 1998, of the Total Return Fund;

         (ii) the Statement of Additional Information of the Total Return Fund, dated October 30, 1998;

         (iii) the Statement of Additional Information of High Yield Trust II, dated December 30, 1998;


         (iv) the Report of Independent Accountants and financial statements included in the Total Return Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1998; and

         (v) a Statement of Additional Information, dated April 15, 1999, relating to the proposed merger.


For a Free Copy of Any of the Above, Please Contact Us at the Special Toll-free Number We Have Set up for You (1-800-225-1581).


Proxy materials, information statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access reports and other information about the Funds or the Commission's internet site at http://www.sec.gov.


The securities offered by the accompanying Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Shares of High Yield Trust II are not deposits or obligations of, or guaranteed or endorsed by any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

                                    Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed merger.

1.       What is being proposed?

         The Trustees of the Funds are recommending that shareholders approve the merger of the Total Return Fund into High Yield Trust II, another mutual fund in the Putnam Family of Funds. High Yield Trust II has the same investment adviser, Putnam Investment Management, Inc. ("Putnam Management") and Trustees as the Total Return Fund.

         If approved by shareholders, all of the assets of the Total Return Fund will be transferred to High Yield Trust II in exchange for shares of High Yield Trust II with a value equal to those assets net of liabilities, and for the assumption by High Yield Trust II of all of the liabilities of the Total Return Fund. Immediately following the transfer, the High Yield Trust II shares received by the Total Return Fund will be distributed to its shareholders pro rata.

2. What will happen to my shares of the Total Return Fund as a result of the merger?

         Your shares of the Total Return Fund will, in effect, be exchanged on a tax-free basis for shares of High Yield Trust II with an equal total net asset value.

3.       Why are the Trustees proposing the merger?

         The Trustees of the Total Return Fund recommend approval of the merger because it offers shareholders of the Fund the opportunity to pursue a similar investment objective while benefitting from the economies of scale and lower expenses of a significantly larger fund.

         The Trustees believe that combining the two funds will result in lower expenses for shareholders while preserving shareholders' decision to invest in a high yield fund. The Total Return Fund is relatively small and has, in the opinion of Putnam Management, limited opportunities for future growth. High Yield Trust II's significantly larger size generates economies of scale, and the Fund has a lower management fee.

         Putnam Management believes that mutual fund investors currently favor income oriented high yield funds such as High Yield Trust II, and Putnam Management does not expect a shift in current investor preferences in the near future, making it unlikely that the Total Return Fund would achieve economies of scale comparable to those of High Yield

Trust II.

4. How do the investment objectives (goals), policies and restrictions of the two funds compare?

         The two Funds' investment policies are substantially similar, but they differ in investment objective. The Total Return Fund seeks total return through high current income and capital appreciation. High Yield Trust II seeks high current income, with capital appreciation as a secondary goal when consistent with achieving high current income. Both Funds seek their goals by investing, under normal market conditions, at least 80% of their assets in lower rated securities, which include debt instruments, convertible debt securities and preferred stock. Each Fund invests no more than 15% of its assets in securities rated below CCC (or its equivalent) by a nationally recognized securities rating agency, or in unrated investments that Putnam Management determines are of comparable quality. The policies of Total Return Fund limit its investments in securities of foreign issuers located in emerging markets to 25% of its assets, and also limit its investments in securities denominated in foreign currencies to 25% of its assets. Although the policies of High Yield Trust II do not impose these limits, it currently expects foreign investments will remain below these limits.

5. How do the management fees and other expenses of the two funds compare, and what are they estimated to be following the merger?


         High Yield Trust II has lower overall operating expenses than the Total Return Fund as a result of its larger size and a lower management fee structure. The expenses of the funds for the calendar year ended December 31, 1998 are set forth below under "Annual Fund Operating Expenses." The expenses of the Total Return Fund have been reduced in the past as a result of management fee waivers by Putnam Management under an expense cap. However, even with the expense cap the expense ratio of the Total Return Fund is higher than that of High Yield Trust II. The Total Return Fund's expense cap expired as of December 31, 1998. As of January 31, 1999, High Yield Trust II and the Total Return Fund had net assets of $1,144,313,395 and $111,996,386, respectively.


         The sales charges and the maximum amounts payable under the distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the two Funds are identical. 12b-1 fees are 0.25%, 1.00% and 0.50% of average net assets attributable to Class A, Class B and Class M shares, respectively.

The following tables summarize the maximum fees and expenses you may pay when investing in the Funds, expenses that each of the Funds incurred in the 12 months ended December 31, 1998 and estimated expenses that Putnam Management expects the combined fund to incur in the first year following the merger.

                                                       Class A            Class B    Class M
                                                       Shares             Shares     Shares
Shareholder Fees (fees paid directly
from your investment)

Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of offering price)

Total Return Fund                                      4.75%              NONE*      3.25%

High Yield Trust II                                    4.75%              NONE*      3.25%
                                                       (Not applicable               (Not applicable
                                                       to Merger                     to Merger
                                                       Shares)                       Shares)

Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase price or redemption proceeds, whichever is lower)

Total Return Fund                                      NONE**             5.0%***    NONE

High Yield Trust II                                    NONE**             5.0%***    NONE

* Class B shares are sold without a front-end sales charge, but their higher 12b-1 fees may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge for Class A shares.

** A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more.

*** 5.0% in the first year, declining to 1.0% in the sixth year, and eliminated thereafter.

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)



                                          Distribution
                      Management          (12b-1)            Other           Total Annual
                      Fees                Fees               Expenses        Fund Operating Expenses
Total Return
Fund
Class A               0.80%               0.25%              0.33%           1.38%
Class B               0.80%               1.00%              0.33%           2.13%
Class M               0.80%               0.50%              0.33%           1.63%
High Yield
Trust II
Class A               0.64%               0.25%              0.13%           1.02%
Class B               0.64%               1.00%              0.13%           1.77%
Class M               0.64%               0.50%              0.13%           1.27%
High Yield
Trust II
(Pro forma
combined)
Class A               0.63%               0.25%              0.13%           1.01%
Class B               0.63%               1.00%              0.13%           1.76%
Class M               0.63%               0.50%              0.13%           1.26%



The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses which each Fund incurs and which Putnam Management expects the combined fund to incur in the first year following the merger. The expenses shown in the table do not reflect the application of credits related to expense offset arrangements that may reduce certain fund expenses. The 12b-1 fees shown in the table reflect the amounts to which the Trustees currently limit payments under each Fund's Class A and Class M Distribution Plans.

Examples


These examples translate the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts.

By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and then, except as shown for Class B shares, redeem all your shares at the end of these periods. They also assume 5% return on your investment each year and that a Fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.


                                            1 Year        3 Years        5 Years        10 Years
Total Return Fund
Class A                                     $609          $891        $1,194         $2,054
Class B                                     $716          $967        $1,344         $2,271****
Class B (no redemption)                     $216          $667        $1,144         $2,271****
Class M                                     $485          $822        $1,183         $2,195
High Yield Trust II Fund
Class A                                     $574          $784        $1,011         $1,664
Class B                                     $680          $857        $1,159         $1,886****
Class B (no redemption)                     $180          $557        $  959         $1,886****
Class M                                     $450          $715        $  999         $1,809
High Yield Trust II Fund
(Pro forma combined)
Class A                                     $573          $781        $1,006         $1,653
Class B                                     $679          $854        $1,154         $1,875****
Class B (no redemption)                     $179          $554        $  954         $1,875****
Class M                                     $449          $712        $  994         $1,798


**** Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after purchase.

+ For purposes of determining the CDSC applicable to Class B Merger Shares, such shares will be treated as having been acquired as of the dates the corresponding Class B shares of the Total Return Fund were originally acquired. See "Information about the reorganization Description of the Merger Shares."

6.       What are the federal income tax consequences of the proposed merger?

         For federal income tax purposes, no gain or loss will be recognized by the Total Return Fund or its shareholders as a result of the merger.

7.       Will my dividend be affected by the merger?

         Like the Total Return Fund, High Yield Trust II pays monthly dividend from net investment income and distributes any net realized capital gains at least annually. Of course, the amount of these distributions will reflect the investment policies of High Yield Trust II. Except as noted below, your existing distribution option (reinvesting in additional shares, receiving cash, or a combination of cash and additional shares) will continue following the merger.

High Yield Trust II will not permit any Total Return Fund Shareholder holding certificates for Total Return Fund shares at the time of the merger to receive cash dividends or other distributions, receive certificates for shares issued in the merger ("Merger Shares"), exchange Merger Shares for shares of other investment companies managed by Putnam Management, or pledge or redeem Merger Shares until such certificates for Total Return Fund shares have been surrendered, or, in the case of lost certificates, an adequate surety bond has been posted.

If a shareholder is not for that reason permitted to receive cash dividends or other distributions on Merger Shares, High Yield Trust II will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Total Return Fund shares in cash.

8. Do the procedures for purchasing, redeeming and exchanging shares of the two funds differ?

         No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging such shares of each Fund for shares of other Putnam funds, are identical.

         Both Funds currently offer three classes of shares. Shares of both Funds may be purchased either through investment dealers that have sales agreements with Putnam Mutual Funds Corp. ("Putnam Mutual Funds") or directly through Putnam Mutual Funds at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds are made at net asset value for all classes of shares.

         Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly by a Fund or through an investment dealer.

         Shares of both Funds may be exchanged after a ten-day holding period for shares of the same class of certain other Putnam funds.

9.       How will I be notified of the outcome of the merger?

         If the proposed merger is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, share holdings and procedures for returning any Total Return Fund certificates you may hold. If the merger is not approved, shareholders will be notified, and the results of the meeting will be provided in the next annual report of the Total Return Fund.

10.      Will the number of shares I own change?

         Yes, but the total value of the shares of High Yield Trust II you receive will equal the total value of the shares of the Total Return Fund that you hold at the time of the merger. Even though the net asset value per share of each fund is different, the total value of a shareholder's holdings will not change as a result of the merger.


                                  Risk Factors

What are the principal risk factors associated with an investment in High Yield Trust II, and how do they compare with those for the Total Return Fund?

         Because the Funds share similar goals and policies, the risks of an investment in High Yield Trust II are similar to the risks of an investment in the Total Return Fund. A more detailed description of certain risks associated with an investment in High Yield Trust II is contained in High Yield Trust II Prospectus.

Yield Orientation. Although the Funds are similar, High Yield Trust II places more emphasis on current yield than the Total Return Fund, which gives more equal weighting to current income and potential for capital gain. Under certain market conditions such as when the high yield market is rising in value an emphasis on current income may lead to an overall lower total return.

Fixed-Income Investments. The value of a company's fixed-income investments may fall as a result of factors directly relating to that company, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting not just the company, but many companies or its industry, such as increased production costs. The value of an investment may also be affected by general changes in financial market conditions that are relatively unrelated to the company or its industry, such as changing interest rates or currency exchange rates.

Interest Rate Risk. The values of fixed-income investments usually rise and fall in response to changes in interest rates. Declining interest rates generally raise the value of existing fixed-income investments, and rising interest rates generally lower the value of existing fixed-income investments. Changes in the values of fixed-income investments usually will not affect the amount of income a Fund receives from them, but will affect the value of a Fund's shares. Interest rate risk is usually greater for investments with longer maturities.

Like the Total Return Fund, High Yield Trust II may buy investments that give the issuing company the option to "call," or redeem, these investments before their maturity date. If an investment were to be "called" by a company during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

Credit Risk & Lower-Rated Investments. Investors normally expect to be compensated in proportion to the risk they are assuming. Fixed-income investments of companies with poor credit usually offer higher yields than those of companies with better credit. Higher-rated investments offer lower credit risk, but not lower interest rate risk. The value of a higher-rated investment still fluctuates in response to changes in interest rates.

Like the Total Return Fund, High Yield Trust II investments are mainly below investment grade in credit quality. A Fund may buy investments in any rating category (and unrated securities of comparable quality), and may invest up to 15% of its assets in investments rated below CCC (or its equivalent) by a nationally recognized securities rating agency, including securities in the lowest rating category of each rating agency, and in unrated investments that Putnam Management determines are of comparable quality. A Fund will not necessarily sell an investment if its rating is reduced. A reduction in an investment's rating will generally cause its value to decline.

Fixed-income investments rated below BBB (or its equivalent) are considered below investment grade and are commonly known as "junk bonds." They are considered to be of poor standing and mainly speculative, and those in the lowest rating category may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. The lower ratings of these investments reflect a greater possibility that the issuing companies may be unable to make timely payments of interest and principal and thus default. There may be an increased risk of default in adverse economic conditions. If this happens, or is perceived as more likely to happen, the values of those investments will usually be more volatile. A default or expected default could also make it difficult for a Fund to sell the investments at prices approximating the values a Fund had previously placed on them. Because junk bonds are traded mainly by institutions, they usually have a limited market, which may at time make it difficult for a Fund to establish their fair value.

Foreign Investments. Like the Total Return Fund, High Yield Trust II may invest in securities of foreign issuers and securities denominated in foreign currencies. The Total Return Fund limits its investments in securities of foreign issuers located in emerging markets to 25% of its assets, and also limits its investments in securities denominated in foreign currencies to 25% of its assets. Although High Yield Trust II's investment policies do not contain these limits, it currently expects that foreign investments will remain below those limits. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments, which means the Fund may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of "emerging markets" that typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to domestic investments that are denominated in foreign currencies or that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations.

Smaller Companies. Like the Total Return Fund, High Yield Trust II may invest in small and medium-sized companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, less experienced management group. Investments in smaller companies may trade less frequently and in limited volume, and their prices may fluctuate more than investments in other companies. These investments may therefore be more vulnerable to adverse developments than those of larger companies.

Premium Investments. Like the Total Return Fund, High Yield Trust II invests in so-called "premium" investments, which offer interest rates higher than prevailing market rates. In addition, during times of declining interest rates, many of the Fund's investments may offer interest rates that are higher than current market rates. When the Fund holds these premium investments, shareholders are likely to receive higher dividends (but will bear a greater risk that the value of the Fund's shares will fall) than they would if the Fund held investments offering current market rates of interest. Premium investments involve a greater risk of loss, because their values tend to decline towards the face value over time.

Illiquid Investments. Putnam Management believes that opportunities to earn high yields may exist in investments that are not liquid and that may be considered speculative. The sale of these investments is usually restricted or limited by law, which may mean that High Yield Trust II will not be able to sell them when Putnam Management considers it desirable to do so or may be able to sell them only at less than their market value. High Yield Trust II may invest up to 15% of its assets in illiquid investments.


Derivatives. Like the Total Return Fund, High Yield Trust II may engage in a variety of transactions involving derivatives such as futures, options, warrants and swap contracts.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of one or more underlying investments, indexes or currencies. The Fund's return on a derivative typically depends on the change in the value of the security, index or currency specified in the derivative instrument. The Fund's use of derivatives may increase the amount of taxes payable by shareholders.

Likely the Total Return Fund, High Yield Trust II Fund may use derivatives both for hedging and non-hedging purposes. Derivatives involve special risks and may result in losses. The Fund will be dependent on Putnam Management's ability to analyze and manage these sophisticated instruments.

Frequent Trading. Like the Total Return Fund, High Yield Trust II may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

Other Investments. In addition to the investment strategies described above, High Yield Trust II may also make other types of investments (subject to the requirement that 80% of its assets be in fixed income securities), such as investments in common stocks and other equity securities and therefore may be subject to other risks.

                                     General


This Prospectus/Proxy Statement is furnished in connection with the proposed merger of the Total Return Fund into High Yield Trust II and the solicitation of proxies by and on behalf of the Trustees of the Total Return Fund for use at the Meeting of Shareholders. The Meeting is to be held on July 1, 1999 at 2:00 p.m. at One Post Office Square, 8th Floor, Boston, Massachusetts. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about April 15, 1999.


Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Fund's Clerk at the principal office of the Total Return Fund, One Post Office Square, Boston, Massachusetts 02109) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Total Return Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Proposal 1 of the Notice of Meeting) to implement the merger of the Total Return Fund by the transfer of all of its assets to High Yield Trust II in exchange for the Merger Shares and the assumption by High Yield Trust II of all of the liabilities of the Total Return Fund.


As of January 31, 1999, there were outstanding 14,984,758 shares of beneficial interest of the Total Return Fund. Only shareholders of record on April 1, 1999 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.


The Trustees of the Total Return Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Proposal regarding approval or disapproval of merger and related Agreement and Plan of Reorganization

The shareholders of the Total Return Fund are being asked to approve or disapprove a merger between the Total Return Fund and High Yield Trust II pursuant to an Agreement and Plan of Reorganization between the Funds, dated as of March __, 1999 (the "Agreement"), a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of the Total Return Fund to High Yield Trust II in exchange for the assumption by High Yield Trust II of all of the liabilities of the Total Return Fund and for the Class A, Class B and Class M Merger Shares equal in total net asset value to the net value of assets transferred to High Yield Trust II, all as more fully described below under "Information about the merger."

After receipt of the Merger Shares, the Total Return Fund will distribute the Class A Merger Shares to its Class A shareholders, the Class B Merger Shares to its Class B shareholders and the Class M Merger Shares to its Class M shareholders in proportion to then existing shareholdings, in complete liquidation of the Total Return Fund, and the legal existence of the Total Return Fund as a separate series of the Putnam Funds Trust business trust under Massachusetts law will be terminated. Each shareholder of the Total Return Fund will receive a number of full and fractional Class A, Class B, or Class M Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Total Return Fund shares.

Prior to the date of the transfer (the "Exchange Date"), the Total Return Fund will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

The Trustees have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transactions contemplated by the Agreement and Plan of Reorganization will be consummated only if approved by the affirmative vote of the holders of either (1) more than 50% of the outstanding shares of the Total Return Fund entitled to vote, or (2) 67% or more of the shares of the Total Return Fund entitled to vote and present at the Meeting if more than 50% of the shares of the Total Return Fund entitled to vote are present at the Meeting in person or by proxy.

In the event that this proposal is not approved by the shareholders of the Total Return Fund, the Total Return Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of its shareholders.


Background and reasons for the proposed merger

The Trustees of each Fund, including all Trustees who are not "interested persons" of the Funds, have determined that the reorganization would be in the best interests of each Fund's shareholders, and that the interests of existing shareholders of each of the Funds would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders. High Yield Trust II and the Total Return Fund have the same Trustees.

Putnam Management advised the Trustees that it had concluded that the prospects for the Total Return Fund's growth were limited. Putnam Management's experience is that investors in high yield mutual funds prefer more income oriented products to the return approach of the Total Return Fund. Putnam introduced the Total Return Fund at the beginning of 1997. As of

January 31, 1999, it had $111,996,386 in assets. By contrast High Yield Trust II, launched in January 1998, had $1,144,313,395 in assets as of January 31, 1999.


The consequence of the Total Return Fund's small size and limited growth potential is an expectation that its expenses will be relatively high. The Trustees believe, based on Putnam Management's advice, that shareholders of the Total Return Fund will benefit from the lower expense structure of High Yield Trust II.

Set forth below is total return information for Class A shares of the two Funds for the one year period ending December 31, 1998:

Annualized Total Return (period ending December 31, 1998)

                                               Total Investment
                                              Return for Class A
                                                shares at NAV
Total Return Fund                                   -6.18%

High Yield Trust II                                  0.20%

Past Performance is no guarantee of future performance.

Exchange without recognition of gain or loss for Federal Income Tax purposes. If an Total Return Fund shareholder were to redeem his or her shares to invest in another fund, like High Yield Trust II, gain or loss would be recognized by that shareholder for federal income tax purposes. Also, if the Total Return Fund were liquidated or were reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the proposed merger will permit the Total Return Fund's shareholders to exchange their investment for an investment in High Yield Trust II without recognition of gain or loss for federal income tax purposes. After the merger, shareholders will be free to redeem any or all of High Yield Trust II shares at net asset value at any time, at which point a taxable gain or loss would be recognized.


Information about the merger


Agreement and plan of reorganization. The proposed merger will be governed by the Agreement and Plan of Reorganization. The Agreement provides that High Yield Trust II will acquire all of the assets of the Total Return Fund in exchange for the assumption by High Yield Trust II of all of the liabilities of the Total Return Fund and for the issuance of Class A, Class B and Class M Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day following the time as of which the two Funds' shares are valued for determining net asset value for the merger (4:00 p.m. Boston time on July 16, 1999 or such other date as may be agreed upon by the parties). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, which is attached as Exhibit A to this Prospectus/Proxy Statement.

The Total Return Fund will sell all of its assets to High Yield Trust II, and in exchange, High Yield Trust II will assume all of the liabilities of the Total Return Fund and deliver to the Total Return Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of assets of the Total Return Fund attributable to its Class A shares, less the value of the liabilities of the Total Return Fund assumed by High Yield Trust II attributable to such Class A shares; (ii) a number of full and fractional Class B Merger Shares having a net asset value equal to the value of assets of the Total Return Fund attributable to its Class B shares, less the value of the liabilities of the Total Return Fund assumed by High Yield Trust II attributable to such Class B shares, and (iii) a number of full and fractional Class M Merger Shares having a net asset value equal to the value of assets of the Total Return Fund attributable to its Class M shares, less the value of the liabilities of the Total Return Fund assumed by High Yield Trust II attributable to such Class M Shares.

Immediately following the Exchange Date, the Total Return Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the Total Return Fund, with Class A Merger Shares being distributed to holders of Class A shares of the Total Return Fund, Class B Merger Shares being distributed to holders of Class B shares of the Total Return Fund and Class M Merger Shares being distributed to holders of Class M shares of the Total Return Fund. As a result of the proposed transaction, each holder of Class A, Class B and Class M shares of the Total Return Fund will receive a number of Class A, Class B and Class M Merger Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B and Class M shares, respectively, of the Total Return Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of High Yield Trust II in the name of such Total Return Fund shareholders, each account representing the respective number of full and fractional Class A, Class B and Class M Merger Shares due such shareholder. New certificates for Merger Shares will be issued only upon written request.

The Trustees of Total Return Fund have determined that the interests of Total Return Fund shareholders will not be diluted as a result of the transactions contemplated by the reorganization, and the Trustees of both Funds have determined that the proposed reorganization is in the best interests of each Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by mutual consent of High Yield Trust II and the Total Return Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

The fees and expenses for the transaction are estimated to be $138,000. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement will be allocated ratably between the two Funds in proportion to their net assets as of the day of the transfer, except that the costs of proxy materials and proxy solicitations will be borne by the Total Return Fund. However, to the extent that any payment by either Fund of such fees or expenses would result in the disqualification of High Yield Trust II or the Total Return Fund as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), such fees and expenses will be paid directly by the party incurring them.

Description of the Merger Shares. Merger Shares will be issued to the Total Return Fund's shareholders in accordance with the procedure under the Agreement as described above. The Merger Shares are Class A, Class B and Class M shares of High Yield Trust II. Investors purchasing Class A and Class M shares pay a sales charge at the time of purchase, but Total Return Fund shareholders receiving Class A and Class M Merger Shares in the merger will not pay a sales charge on such shares. Class A and Class M shares of High Yield Trust II generally are not subject to redemption fees, but such shares are subject to a 12b-1 fee at the annual rate of 0.25% and 0.50% of the Fund's average daily net assets attributable to Class A and Class M shares, respectively. Class B shares of High Yield Trust II are sold without a sales charge, but are subject to a CDSC of up to 5% if redeemed within six years of purchase. For purposes of determining the CDSC payable on redemption of Class B Merger Shares received by holders of Class B shares of the Total Return Fund, as well as the conversion date of such shares described below, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Total Return Fund. Class B shares are also subject to a 12b-1 fee at the annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase.

Each of the Merger Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Merger Shares will have the conversion rights specified above. The Agreement and Declaration of Trust of Putnam Funds Trust permits High Yield Trust II to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. High Yield Trust II's shares are currently divided into three classes--Class A, Class B and Class M shares.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of High Yield Trust II. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of High Yield Trust II and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by High Yield Trust II or its Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of High Yield Trust
II. Thus, the risk of
a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which High Yield Trust II would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Total Return Fund are currently subject to this same risk of shareholder liability.

Federal income tax consequences. As a condition to the Total Return Fund's obligation to consummate the reorganization, the Total Return Fund will receive an opinion from Ropes & Gray, counsel to the Funds, (which opinion would be based on certain factual representations and subject to certain qualifications) to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

         (i) The acquisition by High Yield Trust II of substantially all of the assets of the Total Return Fund solely in exchange for Merger Shares and the assumption by High Yield Trust II of liabilities of the Total Return Fund followed by the distribution by the Total Return Fund to its shareholders of Merger Shares in complete liquidation of the Total Return Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code and the Total Return Fund and the High Yield Trust II will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (ii) under Section 361 of the Code, no gain or loss will be recognized by the Total Return Fund upon the transfer of its assets and the assumption of its liabilities by High Yield Trust II or upon the distribution of the Merger Shares to the Total Return Fund's shareholders in liquidation of the Total Return Fund;

         (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Total Return Fund on the exchange of their shares of the Total Return Fund for Merger Shares;

         (iv) under Section 358 of the Code, the basis of the Merger Shares received by the Total Return Fund's shareholders will be the same as the basis of the Total Return Fund shares exchanged therefor;

         (v) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of the Total Return Fund will include the holding periods of the Total Return Fund shares exchanged therefor, provided that at the time of the reorganization the Total Return Fund shares are held by such shareholders as a capital asset;

         (vi) under Section 1032 of the Code, no gain or loss will be recognized by High Yield Trust II upon the receipt of assets of the Total Return Fund in exchange for Merger Shares and the assumption by High Yield Trust II of the liabilities of the Total Return Fund;

         (vii) under Section 362(b) of the Code, the basis in the hands of High Yield Trust II of the assets of the Total Return Fund transferred to High Yield Trust II will be the same as the basis of such assets in the hands of the Total Return Fund immediately prior to the transfer; and

         (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Total Return Fund in the hands of High Yield Trust II will include the periods during which such assets were held by the Total Return Fund.

Capitalization. The following table shows the capitalization of the Funds as of January 31, 1999, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

                                   (UNAUDITED)



                                                High Yield               Total Return                 Pro Forma
                                                 Trust II                    Fund+                    Combined*
Net assets
(000's omitted)
    Class A                                       456,792                    50,145                    506,909
    Class B                                       651,933                    58,039                    709,932
    Class M                                        35,588                     3,745                     39,331

Shares outstanding
(000's omitted)
    Class A                                        57,997                     6,680                     64,360
    Class B                                        82,727                     7,801                     90,091
    Class M                                         4,518                       503                      4,993
Net Asset value
    per share
    Class A                                          7.88                      7.51                       7.88
    Class B                                          7.88                      7.44                       7.88
    Class M                                          7.88                      7.45                       7.88


+ Total Return Fund assets reflect proxy-related costs.
* Pro forma combined net assets reflect legal and accounting merger-related costs.

THE TRUSTEES OF PUTNAM HIGH YIELD TOTAL RETURN FUND, INCLUDING
THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF
THE AGREEMENT.

High Yield Trust II will not permit any Total Return Fund Shareholder holding certificates for Total Return Fund shares at the time of the merger to receive cash dividends or other distributions, receive certificates for shares issued in the merger ("Merger Shares"), exchange Merger Shares for shares of other investment companies managed by Putnam Management, or pledge or redeem Merger Shares until such certificates for Total Return Fund shares have been surrendered, or, in the case of lost certificates, an adequate surety bond has been posted.

Voting information


Required vote. Proxies are being solicited from the Total Return Fund's shareholders by its Trustees for the Meeting of Shareholders to be held on July 1, 1999 at 2:00 p.m. (the

"Meeting"), at One Post Office Square, 8th Floor, Boston, Massachusetts, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement and Plan of Reorganization. The transactions contemplated by the Agreement and Plan of Reorganization will be consummated only if approved by the affirmative vote of the holders of either
(1) more than 50% of the outstanding shares of the Total Return Fund entitled to vote, or (2) 67% or more of the shares of the Total Return Fund entitled to vote and present at the Meeting if more than 50% of the shares of the Total Return Fund entitled to vote are present at the Meeting in person or by proxy.


Record date, quorum and method of tabulation. Shareholders of record of the Total Return Fund at the close of business on April 1, 1999 (the "record date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of 30% of the shares of the Total Return Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting; however, as noted above, the affirmative vote of the holders of either (1) more than 50% of the outstanding shares of the Total Return Fund entitled to vote, or (2) 67% or more of the shares of the Total Return Fund entitled to vote and present at the Meeting if more than 50% of the shares of the Total Return Fund entitled to vote are present at the Meeting in person or by proxy, is necessary to approve the merger. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally.


Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Total Return Fund as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. [The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.] Abstentions and broker non-votes have the effect of a negative vote on the proposal.


As of February 18, 1999, the officers and Trustees of the Total Return Fund as a group beneficially owned less than 1% of the outstanding shares of the Total Return Fund and to the best of the knowledge of the Total Return Fund, no person owned of record or beneficially 5% or more of the outstanding shares of the Total Return Fund.


The votes of the shareholders of High Yield Trust II are not being solicited, since their approval or consent is not necessary for this transaction. As of February 18, 1999, the officers and Trustees of High Yield Trust II as a group beneficially owned less than 1% of the outstanding shares of High Yield Trust II and to the best of the knowledge of High Yield Trust II, no person beneficially owned 5% or more of the outstanding shares of High Yield Trust II.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Mutual Funds may solicit proxies in person or by telephone. The Total Return Fund may also arrange to have voting instructions recorded by telephone. This telephonic procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The Total Return Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Total Return Fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in the event the information in the confirmation is incorrect.


Shareholders may have the opportunity to vote via the internet by utilizing a program provided through Management Information Services ("MIS"). The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the internet, you will need the 12-digit "control" number that appears with your proxy materials. To vote via the
internet, please access MIS on the World Wide Web at www.[        ]. The
internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, that must be borne by the shareholders.

Persons holding shares as nominees will be reimbursed upon request for their reasonable expenses in soliciting instructions from their principals. The Total Return Fund has retained, at its own expense, D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of instructions for nominee and registered accounts for a fee of $2,500 plus reasonable out-of-pocket expenses for mailing and phone costs.


Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of the Total Return Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Adjournment. If sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Total Return Fund pays the costs of any additional solicitation and of any adjourned session.

                                    Exhibit A

                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (the "Agreement") is made as of March __, 1999 in Boston, Massachusetts, by and among Putnam Funds Trust, a Massachusetts business trust, on behalf of its Putnam High Yield Trust II series ("High Yield Trust II") and Putnam Funds Trust on behalf of its Putnam High Yield Total Return Fund series (the "Total Return Fund").


                             PLAN OF REORGANIZATION

(a) The Total Return Fund will sell, assign, convey, transfer and deliver to the High Yield Trust II on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 3(c)). In consideration therefor, the High Yield Trust II shall, on the Exchange Date, assume all of the liabilities of the Total Return Fund existing at the Valuation Time and deliver to the Total Return Fund (i) a number of full and fractional Class A shares of beneficial interest of the High Yield Trust II (the "Class A Merger Shares") having an aggregate net asset value equal to the value of the assets of the Total Return Fund attributable to Class A shares of the Total Return Fund transferred to the High Yield Trust II on such date less the value of the liabilities of the Total Return Fund attributable to Class A shares of the Total Return Fund assumed by the High Yield Trust II on such date, (ii) a number of full and fractional Class B shares of beneficial interest of the High Yield Trust II (the "Class B Merger Shares") having an aggregate net asset value equal to the value of the assets of the Total Return Fund attributable to Class B shares of the Total Return Fund transferred to the High Yield Trust II on such date less the value of the liabilities of the Total Return Fund attributable to Class B shares of the Total Return Fund assumed by the High Yield Trust II on such date, and (iii) a number of full and fractional Class M shares of beneficial interest of the High Yield Trust II (the "Class M Merger Shares") having an aggregate net asset value equal to the value of the assets of the Total Return Fund attributable to Class M shares of the Total Return Fund transferred to the High Yield Trust II on such date less the value of the liabilities of the Total Return Fund attributable to Class M shares of the Total Return Fund assumed by the High Yield Trust II on such date. The Class A Merger Shares, the Class B Merger Shares, and the Class M Merger Shares shall be referred to collectively as the "Merger Shares." It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

(b) Upon consummation of the transactions described in paragraph (a) of this Agreement, the Total Return Fund shall distribute in complete liquidation to its Class A, Class B, and Class M shareholders of record as of the Exchange Date Class A, Class B, and Class M Merger Shares, each shareholder being entitled to receive that proportion of such Class A, Class B or Class M

Merger Shares that the number of Class A, Class B, or Class M shares of beneficial interest of the Total Return Fund held by such shareholder bears to the number of such Class A, Class B or Class M shares of the Total Return Fund outstanding on such date. Certificates representing the Merger Shares will be issued only if the shareholder so requests.

                                    AGREEMENT

The High Yield Trust II and the Total Return Fund agree as follows:

1. Representations and warranties of the High Yield Trust II. The High Yield Trust II represents and warrants to and agrees with the Total Return Fund that:

(a) The High Yield Trust II is a series of shares of Putnam Funds Trust, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The High Yield Trust II is not required to qualify as a foreign association in any jurisdiction. The High Yield Trust II has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) The High Yield Trust II is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of the High Yield Trust II for the fiscal year ended August 31, 1998, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants, have been furnished to the Total Return Fund. Such statements of assets and liabilities and schedule of investments fairly present the financial position of the High Yield Trust II as of August 31, 1998 and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with generally accepted accounting principles.

(d) The prospectus and statement of additional information dated December 30, 1998, previously furnished to the Total Return Fund, and any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to the Total Return Fund (collectively, the "High Yield Trust II Prospectus") do not and will not, as of the relevant date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the High Yield Trust II makes no representation or warranty as to any information in the High Yield Trust II Prospectus that does not specifically relate to the High Yield Trust II.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of the High Yield Trust II, threatened against the High Yield Trust II which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of the High Yield Trust II, other than as have been disclosed in the High Yield Trust II Prospectus.

(f) The High Yield Trust II has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of August 31, 1998 and those incurred in the ordinary course of the High Yield Trust II's business as an investment company since such date.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the High Yield Trust II of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").

(h) The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the High Yield Trust II on Form N-14 relating to the Merger Shares issuable hereunder, and the proxy statement of the Total Return Fund included therein (the "Proxy Statement"), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7(a) and at the Exchange Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the "Prospectus"), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by the Total Return Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by the Total Return Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

(i) There are no material contracts outstanding to which the High Yield Trust II is a party, other than as disclosed in the Registration Statement, the Prospectus, or the Proxy Statement.

(j) All of the issued and outstanding shares of beneficial interest of the High Yield Trust II have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) The High Yield Trust II is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(l) The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(m) The Merger Shares to be issued to the Total Return Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the High Yield Trust II, and no shareholder of the High Yield Trust II will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of the Total Return Fund. The Total Return Fund represents and warrants to and agrees with the High Yield Trust II that:

(a) The Total Return Fund is a series of shares of Putnam Funds Trust, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Total Return Fund is not required to qualify as a foreign association in any jurisdiction. The Total Return Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) The Total Return Fund is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of the Total Return Fund for the fiscal year ended June 30, 1998, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants, have been furnished to the High Yield Trust II. Such statements of assets and liabilities and schedule of investments fairly present the financial position of the Total Return Fund as of June 30, 1998, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with generally accepted accounting principles.

(d) The prospectus and statement of additional information dated October 30, 1998, previously furnished to the High Yield Trust II, and any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to the High Yield Trust II (collectively the "Total Return Fund Prospectus"), does not and will not contain as of the relevant date any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the Total

Return Fund makes no representation or warranty as to any information in the Total Return Fund Prospectus that does not specifically relate to the Total Return Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Total Return Fund, threatened against the Total Return Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of the Total Return Fund, other than as have been disclosed in the Total Return Fund Prospectus.

(f) The Total Return Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of June 30, 1998 and those incurred in the ordinary course of the Total Return Fund's business as an investment company since such date. Prior to the Exchange Date, the Total Return Fund will advise the High Yield Trust II of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 1998, whether or not incurred in the ordinary course of business.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Total Return Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h) The Registration Statement, the Prospectus and the Proxy Statement, on the Effective Date of the Registration Statement and insofar as they do not relate to the High Yield Trust II (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7(a) below and on the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by the High Yield Trust II, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements of fact relating to the Total Return Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to the Total Return Fund, as such Registration Statement, Prospectus and Proxy Statement shall be furnished to the Total Return Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectus or Proxy Statement.

(i) There are no material contracts outstanding to which the Total Return Fund is a party, other than as will be disclosed in the Prospectus or the Proxy Statement.

(j) All of the issued and outstanding shares of beneficial interest of the Total Return Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) The Total Return Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(l) The Total Return Fund has filed or will file all federal and state tax returns which, to the knowledge of the Total Return Fund's officers, are required to be filed by the Total Return Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by the Total Return Fund. All tax liabilities of the Total Return Fund have been adequately provided for on its books, and to the knowledge of the Total Return Fund, no tax deficiency or liability of the Total Return Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) At both the Valuation Time and the Exchange Date, the Total Return Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of the Total Return Fund to be transferred to the High Yield Trust II pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the High Yield Trust II will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Total Return Fund's investments shown on the schedule of its investments as of October 31, 1998 referred to in Section 2(c) hereof, as supplemented with such changes as the Total Return Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(n) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the High Yield Trust II or the Total Return Fund, except as previously disclosed to the High Yield Trust II by the Total Return Fund.

(o) At the Exchange Date, the Total Return Fund will have sold such of its assets, if any, as necessary to assure that, after giving effect to the acquisition of the assets of the Total Return Fund pursuant to this Agreement, the High Yield Trust II will remain in compliance with its mandatory investment restrictions as set forth in the High Yield Trust II Prospectus previously furnished to the Total Return Fund.

3. Reorganization. (a) Subject to the requisite approval of the shareholders of the Total Return Fund and to the other terms and conditions contained herein (including the Total Return Fund's obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(m) hereof), the Total Return Fund agrees to sell, assign, convey, transfer and deliver to the High Yield Trust II, and the High Yield Trust II agrees to acquire from the Total Return Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Total Return Fund, whether accrued or contingent (including cash received by the Total Return Fund upon the liquidation by the Total Return Fund of any investments purchased by the Total Return Fund after October 31, 1998 and designated by the High Yield Trust II as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by the High Yield Trust II of all of the liabilities of the Total Return Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, the Total Return Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A, Class B and Class M Merger Shares received by it to the Class A, Class B and Class M shareholders, respectively, of the Total Return Fund, in complete liquidation of the Total Return Fund.

(b) The Total Return Fund will pay or cause to be paid to the High Yield Trust II any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Total Return Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the High Yield Trust II at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Total Return Fund acquired by the High Yield Trust II.


(c) The Valuation Time shall be 4:00 p.m. Boston time on July 16, 1999 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").


4. Exchange date; valuation time. On the Exchange Date, the High Yield Trust II will deliver to the Total Return Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of assets of the Total Return Fund attributable to Class A shares of the Total Return Fund transferred to the High Yield Trust II on such date less the value of the liabilities of the Total Return Fund attributable to the Class A shares of the Total Return Fund assumed by the High Yield Trust II on that date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the Total Return Fund attributable to Class B shares of the Total Return Fund transferred to the High Yield Trust II on such date less the value of the liabilities of the Total Return Fund attributable to Class B shares of the Total Return Fund assumed by the High Yield Trust II on that date, and (iii) a number of full and fractional Class M Merger Shares having an aggregate net asset value equal to the value of the assets of the Total Return Fund attributable to Class M shares of the Total Return Fund transferred to the High Yield Trust II on such date less the value of the liabilities of the Total Return Fund attributable to Class M shares of the Total Return Fund assumed by the High Yield Trust II on that date, determined as hereafter provided in this Section 4.

(a) The net asset value of the Merger Shares to be delivered to the Total Return Fund, the value of the assets attributable to the Class A, Class B and Class M shares of the Total Return Fund and the value of the liabilities attributable to the Class A , Class B and Class M shares of the Total Return Fund to be assumed by the High Yield Trust II shall in each case be determined as of the Valuation Time.

(b) The net asset value of the Class A , Class B and Class M Merger Shares shall be computed in the manner set forth in the High Yield Trust II Prospectus. The value of the assets and liabilities of the Class A , Class B and Class M shares of the Total Return Fund shall be determined by the High Yield Trust II, in cooperation with the Total Return Fund, pursuant to procedures that the High Yield Trust II would use in determining the fair market value of the High Yield Trust II's assets and liabilities.

(c) No adjustment shall be made in the net asset value of either the Total Return Fund or the High Yield Trust II to take into account differences in realized and unrealized gains and losses.


(d) The High Yield Trust II shall issue the Merger Shares to the Total Return Fund in three certificates registered in the name of the Total Return Fund, one for Class A Merger Shares, one for Class B Merger Shares, and one for Class M Merger Shares (excluding any fractional shares). The Total Return Fund shall distribute the Class A Merger Shares to the Class A shareholders of the Total Return Fund by redelivering such certificates to the High Yield Trust II's transfer agent which will as soon as practicable set up open accounts for each Class A Total Return Fund shareholder in accordance with written instructions furnished by the Total Return Fund. The Total Return Fund shall distribute the Class B Merger Shares to the Class B shareholders of the Total Return Fund by redelivering such certificates to the High Yield Trust II's transfer agent which will as soon as practicable set up open accounts for each Class B Total Return Fund shareholder in accordance with written instructions furnished by the Total Return Fund. The Total Return Fund shall distribute the Class M Merger Shares to the Class M shareholders of the Total Return Fund by redelivering such certificates to the High Yield Trust II's transfer agent which will as soon as practicable set up open accounts for each Class M Total Return Fund shareholder in accordance with written instructions furnished by the Total Return Fund. With respect to any Total Return Fund shareholder holding share certificates as of the Exchange Date, the High Yield Trust II will not permit such shareholder to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions shall be credited to the account of such shareholder), receive certificates representing the Merger Shares, exchange the Merger Shares credited to such shareholder's account for shares of other investment companies managed by Putnam Investment Management, Inc. ("Putnam"), or pledge or redeem such Merger Shares until such shareholder has surrendered his or her outstanding Total Return Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, the High Yield Trust II shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of the Total Return Fund. The Total Return Fund will, at its expense, request the shareholders of the Total Return Fund to surrender their outstanding Total Return Fund certificates, or post adequate bond, as the case may be.

(e) The High Yield Trust II shall assume all liabilities of the Total Return Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Total Return Fund or otherwise.

5. Expenses, fees, etc. (a) All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by the Total Return Fund and the High Yield Trust II of the transactions contemplated by this Agreement will be allocated ratably between the High Yield Trust II and the Total Return Fund in proportion to their net assets as of the Valuation Time, except that the costs of proxy materials and proxy solicitation will be borne by the Total Return Fund, and provided, however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the High Yield Trust II or the Total Return Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

(b) In the event the transactions contemplated by this Agreement are not consummated by reason of the High Yield Trust II's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to the High Yield Trust II's obligations referred to in Section 8) the High Yield Trust II shall pay directly all reasonable fees and expenses incurred by the Total Return Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c) In the event the transactions contemplated by this Agreement are not consummated by reason of the Total Return Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to the Total Return Fund's obligations referred to in Section 9) the Total Return Fund shall pay directly all reasonable fees and expenses incurred by the High Yield Trust II in connection with such transactions, including without limitation legal, accounting and filing fees.

(d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) the High Yield Trust II's or the Total Return Fund's being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to the High Yield Trust II's or the Total Return Fund's obligations referred to in Section 8 or Section 9 of this Agreement, then each of the High Yield Trust II and the Total Return Fund shall bear all of its own expenses incurred in connection with such transactions.

(e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date. Delivery of the assets of the Total Return Fund to be transferred, assumption of the liabilities of the Total Return Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray, One International Place, Boston, Massachusetts, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by the High Yield Trust II and the Total Return Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

7. Meeting of shareholders; dissolution. (a) The Total Return Fund agrees to call a meeting of its shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the High Yield Trust II as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Total Return Fund.

(b) The Total Return Fund agrees that the liquidation and dissolution of the Total Return Fund will be effected in the manner provided in the Agreement and Declaration of Trust of the Total Return Fund in accordance with applicable law and that on and after the Exchange Date, the Total Return Fund shall not conduct any business except in connection with its liquidation and dissolution.

(c) The High Yield Trust II has, after the preparation and delivery to the High Yield Trust II by the Total Return Fund of a preliminary version of the Proxy Statement which was satisfactory to the High Yield Trust II and to Ropes & Gray for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of the Total Return Fund and the High Yield Trust II will cooperate with the other, and each will furnished to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

8. Conditions to the High Yield Trust II's obligations. The obligations of the High Yield Trust II hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of the holders of either (1) more than 50% of the outstanding shares of the Total Return Fund entitled to vote, or (2) 67% or more of the shares of the Total Return Fund entitled to vote and present at the Meeting if more than 50% of the shares of the Total Return Fund entitled to vote are present at the Meeting in person or by proxy.

(b) That the Total Return Fund shall have furnished to the High Yield Trust II a statement of the Total Return Fund's net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Total Return Fund's behalf by the Total Return Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Effective Date there has been no material adverse change in the financial position of the Total Return Fund since October 31, 1998 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Total Return Fund, changes due to net redemptions, or changes due to dividends paid or losses from operations.

(c) That the Total Return Fund shall have furnished to the High Yield Trust II a statement, dated the Exchange Date, signed on behalf of the Total Return Fund by the Total Return Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Total Return Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that the Total Return Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That the Total Return Fund shall have delivered to the High Yield Trust II a letter from PricewaterhouseCoopers LLP dated the Exchange Date, stating that on the basis of an examination under attestation standards established by the American Institute of Certified Public Accountants ("AICPA"), management's assertions that for the fiscal period from July 1, 1998 to the Exchange Date the Total Return Fund (i) qualified as a regulated investment company under the Internal Revenue Code (the "Code"), (ii) as of the Exchange Date, has no liability other than liabilities stated for federal or state income taxes and
(iii) as of the Exchange Date, has no liability for federal excise tax purposes under section 4982 of the Code are fairly stated.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the High Yield Trust II shall have received an opinion of Ropes & Gray, in form satisfactory to the High Yield Trust II and dated the Exchange Date, to the effect that (i) the Total Return Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by the Total Return Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the High Yield Trust II, is a valid and binding obligation of the Total Return Fund,
(iii) the Total Return Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Total Return Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the High Yield Trust II, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Total Return Fund's Agreement and Declaration of Trust, as amended, or Bylaws or any provision of any agreement known to such counsel to which the Total Return Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the Total Return Fund's Agreement and Declaration of Trust, Bylaws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of the Total Return Fund's whose responsibility it is to advise the Total Return Fund with respect to such matters, and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Total Return Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) such other matters as the High Yield Trust II may reasonably deem necessary or desirable.

(g) That the High Yield Trust II shall have received an opinion of Ropes & Gray dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the High Yield Trust II upon receipt of the Investments transferred to the High Yield Trust II pursuant to this Agreement in exchange for the Merger Shares and the assumption by High Yield Trust II of the liabilities of the Total Return Fund, (ii) the basis in the hands of the High Yield Trust II of the Investments will be the same as the basis of the Investments in the hands of the Total Return Fund immediately prior to such exchange, and (iii) the holding periods of the Investments in the hands of the High Yield Trust II will include the respective periods during which the Investments were held by the Total Return Fund.

(h) That the assets of the Total Return Fund to be acquired by the High Yield Trust II will include no assets which the High Yield Trust II, by reason of charter limitations or of investment restrictions disclosed in the High Yield Trust II Prospectus in effect on the Exchange Date, may not properly acquire.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the High Yield Trust II, threatened by the Commission.

(j) That the High Yield Trust II shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the "FTC") and the Department of

Justice (the "Department") such order or orders as Ropes & Gray deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k) That all proceedings taken by the Total Return Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the High Yield Trust II and Ropes & Gray.

(l) That, prior to the Exchange Date, the Total Return Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Total Return Fund all of the Total Return Fund's investment company taxable income for each of its taxable years ending on or after June 30, 1998 and on or prior to the Exchange Date (computed without regard to any deduction for dividends paid), and all of its net capital gain realized in each of its taxable years ending on or after June 30, 1998 and on or prior to the Exchange Date.

(m) That the Total Return Fund's custodian shall have delivered to the High Yield Trust II a certificate identifying all of the assets of the Total Return Fund held by such custodian as of the Valuation Time.

(n) That the Total Return Fund's transfer agent shall have provided to the High Yield Trust II (i) the originals or true copies of all of the records of the Total Return Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Total Return Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o) That all of the issued and outstanding shares of beneficial interest of the Total Return Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of the Total Return Fund or its transfer agent by the High Yield Trust II or its agents shall have revealed otherwise, either (i) the Total Return Fund shall have taken all actions that in the opinion of the High Yield Trust II or its counsel are necessary to remedy any prior failure on the part of the Total Return Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Total Return Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the High Yield Trust II in amounts sufficient and upon terms satisfactory, in the opinion of the High Yield Trust II or its counsel, to indemnify the High Yield Trust II against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Total Return Fund to have offered and sold such shares in conformity with such laws.

(p) That the High Yield Trust II shall have received from PricewaterhouseCoopers LLP a letter addressed to the High Yield Trust II dated as of the Exchange Date satisfactory in form and substance to the High Yield Trust II to the effect that, on the basis of an examination under attestation standards established by the AICPA, management's assertion that as of the Valuation Time the value of the assets of the Total Return Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of Article 10 section 5 (10.5) of the High Yield Trust II's By-laws pursuant to the procedures customarily utilized by the High Yield Trust II in valuing its assets and issuing its shares is fairly stated.

(q) That the Total Return Fund shall have executed and delivered to the High Yield Trust II an instrument of transfer dated as of the Exchange Date pursuant to which the Total Return Fund will assign, transfer and convey all of the assets and other property to the High Yield Trust II at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to the Total Return Fund's obligations. The obligations of the Total Return Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of the holders of either (1) more than 50% of the outstanding shares of the Total Return Fund entitled to vote, or (2) 67% or more of the shares of the Total Return Fund entitled to vote and present at the Meeting if more than 50% of the shares of the Total Return Fund entitled to vote are present at the Meeting in person or by proxy.

(b) That the High Yield Trust II shall have furnished to the Total Return Fund a statement of the High Yield Trust II's net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of the High Yield Trust II by the High Yield Trust II's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the High Yield Trust II since August 31, 1998, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions, or changes due to dividends paid or losses from operations.

(c) That the High Yield Trust II shall have executed and delivered to the Total Return Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the High Yield Trust II will assume all of the liabilities of the Total Return Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d) That the High Yield Trust II shall have furnished to the Total Return Fund a statement, dated the Exchange Date, signed on behalf of the High Yield Trust II by the High Yield Trust II's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the High Yield Trust II made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that the High Yield Trust II has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending or threatened with respect to the matters by this Agreement.

(f) That the Total Return Fund shall have received an opinion of Ropes & Gray, in form satisfactory to the Total Return Fund and dated the Exchange Date, to the effect that (i) the High Yield Trust II is a business trust duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by the High Yield Trust II and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Total Return Fund, is a valid and binding obligation of the High Yield Trust II, (iii) the Merger Shares to be delivered to the Total Return Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the High Yield Trust II and no shareholder of the High Yield Trust II has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the High Yield Trust II's Agreement and Declaration of Trust, as amended, or By-laws, or any provision of any agreement known to such counsel to which the High Yield Trust II is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the High Yield Trust II's Agreement and Declaration of Trust, as amended, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of the High Yield Trust II whose responsibility it is to advise the High Yield Trust II with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the High Yield Trust II of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That the Total Return Fund shall have received an opinion of Ropes & Gray dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Total Return Fund upon the transfer of the Investments and the assumption of its liabilities by the High Yield Trust II, or upon the distribution of the Merger Shares by the Total Return Fund to its shareholders in liquidation of the Total Return Fund, pursuant to this Agreement, (ii) no gain or loss will be recognized by the shareholders of the Total Return Fund upon the exchange of their shares of the Total Return Fund for shares of High Yield Trust II, (iii) the basis of the Merger Shares received by the Total Return Fund's shareholders in connection with the transaction will be the same as the basis of the Total Return Fund shares exchanged therefor, and (iv) the holding periods of the Merger Shares received by the shareholders of the Total Return Fund will include the holding periods of the Total Return Fund shares exchanged therefor, provided that at the time of the reorganization, the Total Return Fund shares are held by such shareholders as capital assets.

(h) That all proceedings taken by or on behalf of the High Yield Trust II in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Total Return Fund and Ropes & Gray.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the High Yield Trust II, threatened by the Commission.

(j) That the Total Return Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification. (a) The Total Return Fund will indemnify and hold harmless, out of the assets of the Total Return Fund but no other assets, the High Yield Trust II, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Total Return Fund contained in the Registration Statement, the Prospectus or the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Total Return Fund required to be stated therein or necessary to make the statements relating to the Total Return Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Total Return Fund. The Indemnified

Parties will notify the Total Return Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Total Return Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Total Return Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Total Return Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Total Return Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

(b) The High Yield Trust II will indemnify and hold harmless, out of the assets of the High Yield Trust II but no other assets, the Total Return Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the High Yield Trust II contained in the Registration Statement, the Prospectus or the Proxy Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the High Yield Trust II required to be stated therein or necessary to make the statements relating to the High Yield Trust II therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the High Yield Trust II. The Indemnified Parties will notify the High Yield Trust II in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The High Yield Trust II shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the High Yield Trust II elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The High Yield Trust II's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the High Yield Trust II will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

11. No broker, etc. Each of the Total Return Fund and the High Yield Trust II represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination. The Total Return Fund and the High Yield Trust II may, by mutual consent of their trustees, terminate this Agreement, and the Total Return Fund or the High Yield Trust II, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by October 31, 1999, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Total Return Fund and the High Yield Trust II.

13. Rule 145. Pursuant to Rule 145 under the 1933 Act, the High Yield Trust II will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

         "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO PUTNAM AMERICAN GOVERNMENT INCOME FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO PUTNAM AMERICAN GOVERNMENT INCOME FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the High Yield Trust II will issue stop transfer instructions to the High Yield Trust II's transfer agent with respect to such shares. The Total Return Fund will provide the High Yield Trust II on the Exchange Date with the name of any Total Return Fund shareholder who is to the knowledge of the Total Return Fund an affiliate of the Total Return Fund on such date.

14. Covenants, etc. deemed material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust. Copies of the Agreements and Declarations of Trust of the Total Return Fund and the High Yield Trust II are on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees of each Fund, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Total Return Fund or the High Yield Trust II individually but are binding only upon the assets and property of the Total Return Fund and the High Yield Trust II, respectively.


                                       -19

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                                            PUTNAM HIGH YIELD TRUST II

                                            By:
                                            ---------------------------
                                            Executive Vice President


                                            PUTNAM HIGH YIELD TOTAL RETURN FUND

                                            By:
                                            ---------------------------
                                            Executive Vice President

PUTNAM INVESTMENTS

     The Putnam Funds
     One Post Office Square
     Boston, Massachusetts 02109
     Toll-free 1-800-225-1581

PUTNAM INVESTMENTS  (LOGO)

This is your PROXY CARD.


Please vote this proxy, sign it below, and return it promptly in the envelope provided.


Your vote is important.

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

--------------------------------------------------------------------------------



Proxy for a meeting of shareholders, July 1, 1999, for Putnam High Yield Total Return Fund.


This proxy is solicited on behalf of the trustees of Putnam High Yield Total Return Fund


The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam High Yield Total Return Fund on July 1, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


                                   PLEASE BE SURE TO SIGN AND DATE
                                   THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign the partnership name.

                                        ----------------------------------------
                                        Shareholder sign here               Date


                                        ----------------------------------------
                                        Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.


--------------------------------------------------------------------------------
Street


--------------------------------------------------------------------------------
City                                        State                          Zip


--------------------------------------------------------------------------------
Telephone


DO YOU HAVE ANY COMMENTS?


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

--------------------------------------------------------------------------------

                   PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted for Proposal 1. The Proxies will also be authorized to vote upon such other matters as may come before the meeting.


THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL LISTED BELOW:

Please mark your choices x in blue or black ink.

1. Approval of the agreement and plan of reorganization providing for the transfer of all of the assets of Putnam High Yield Total Return Fund (the "Fund") to Putnam High Yield Trust II ("High Yield Trust II") in exchange for shares of High Yield Trust II and the assumption by High Yield Trust II of all of the liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund in liquidation of the fund.

         FOR               AGAINST          ABSTAIN
         [BOX]             [BOX]            [BOX]


Note:  If you have questions on the proposal, please call 1-800-225-1581.

                           Putnam High Yield Trust II

                                    Form N-14
                                     Part B

                       Statement of Additional Information


                                 April 15, 1999


This Statement of Additional Information contains material which may be of interest to investors but which is not included in the Prospectus/Proxy Statement (the "Prospectus") of Putnam High Yield Trust II ("High Yield Trust II") dated February __, 1999 relating to the sale of all or substantially all of the assets of Putnam High Yield Total Return Fund (the "Total Return Fund") to High Yield Trust II. High Yield Trust II's Statement of Additional Information dated December 30, 1998, and the Total Return Fund's Statement of Additional Information dated October 30, 1998, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing Putnam Investor Services, One Post Office Square, Boston, MA 02109 or by calling 1-800-225-1581.

                Independent Accountants and Financial Statements

PricewaterhouseCoopers LLP are the independent accountants for High Yield Trust II, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for High Yield Trust II. PricewaterhouseCoopers LLP are also the independent accountants for the Total Return Fund, providing audit services, tax return reviews and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for the Total Return Fund. The following documents are incorporated by reference into this Statement of Additional Information: (1) the Report of Independent Accountants and financial statements included in High Yield Trust II's Annual Report for the fiscal year ended August 31, 1998, filed electronically on October 20, 1998 (File No. 811-7513), and (ii) the Report of Independent Accountants and financial statements included in the Total Return Fund's Annual Report for the fiscal year ended June 30, 1998, filed electronically on August 27, 1998 (File No. 811-7513). The audited financial statements for High Yield Trust II and the Total Return Fund incorporated by reference into the Prospectus/Proxy Statement and this Statement of Additional Information have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

                           Putnam High Yield Trust II

                                    Form N-14
                                     Part C

                                Other Information

Item 15.  Indemnification

The information required by this item is incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 333-515) and the Investment Company Act of 1940 (File No. 811-7513).

Item 16.  Exhibits

         1. Agreement and Declaration of Trust dated January 22, 1996 -- Incorporated by reference to Registrant's Initial Registration Statement.
         2. By-Laws, as amended through January 22, 1996 -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement.
         3.       Not applicable.
         4. Agreement and Plan of Reorganization -- constitutes Exhibit A to Part A hereof.
         5a. Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights -- Incorporated by reference to the Registrant's Initial Registration Statement.
         5b. Portions of By-Laws Relating to Shareholders' Rights -- Incorporated by reference to the Registrant's Initial Registration Statement.
         6. Form of Management Contract --Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.
         7a. Distributor's Contract dated June 7, 1996 -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement.
         7b. Form of Specimen Dealer Sales Contract --Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement.
         7c. Form of Specimen Financial Institution Sales Contract -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement.
         8.       Not applicable.
         9. Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended July 13, 1992 -- Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement.
         10a. Class A Distribution Plan and Agreement dated June 7, 1996 -- Incorporated by reference to Pre- effective Amendment No. 2 to the Registrant's Registration Statement.

         10b.     Class B Distribution Plan and Agreement dated June 7, 1996 --
                  Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement.
         10c.     Class M Distribution Plan and Agreement dated June 7, 1996 --
                  Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement.
         10d.     Rule 18f-3 Plan -- Incorporated by reference to Post-Effective
                  Amendment No. 1 to the Registrant's Registration Statement.
         11.      Form of Opinion of Ropes & Gray, including consent --
                  Exhibit 1.
         12.      Form of Opinion of Ropes & Gray as to Tax Matters -- Exhibit 2
         13a.     Form of Specimen Dealer Service Agreement - Incorporated by
                  reference to Pre-effective Amendment No. 2 to the Registrant's
                  Registration Statement.
         13b.     Form of Specimen Financial Institution Service Agreement --
                  Incorporated by reference to Pre-effective Amendment No. 2 to the Registrant's Registration Statement.
         14a.     Consent of PricewaterhouseCoopers LLP Independent Accountants
                  to the Putnam High Yield Total Return Fund -- Exhibit 3.
         14b.     Consent of PricewaterhouseCoopers LLP Independent Accountants
                  to Putnam High Yield Trust II -- Exhibit 4.
         15.      Not applicable.
         16a.     Power of Attorney -- Exhibit 5


Item 17.    Undertakings

         (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through these of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (c) The Registrant agrees to file an amendment to this Registration Statement an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

--------------------------------------------------------------------------------

                                     Notice

A copy of the Agreement and Declaration of Trust, as amended, of Putnam Funds Trust, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

                                   Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on February 18, 1999.

                               PUTNAM FUNDS TRUST

                      By: Gordon H. Silver, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated.

Signature                   Title
     *
George Putnam              President and Chairman of the Trustees;
                           Principal Executive Officer; Trustee

     *
John A. Hill               Vice Chairman and Trustee

     *
William F. Pounds          Vice Chairman and Trustee

     *
John D. Hughes             Principal Financial Officer; Senior Vice
                           President; Treasurer

     *
Paul G. Bucuvalas          Principal Accounting Officer; Assistant
                           Treasurer

     *
Jameson A. Baxter          Trustee

Hans H. Estin              Trustee


                                       -5-


      *
Ronald J. Jackson          Trustee

      *
Paul L. Joskow             Trustee

      *
Elizabeth T. Kennan        Trustee

      *
Lawrence J. Lasser         Trustee

John H. Mullin, III        Trustee

Robert E. Patterson        Trustee

      *
Donald S. Perkins          Trustee

      *
George Putnam, III         Trustee

A.J.C. Smith               Trustee

W. Thomas Stephens         Trustee

      *
W. Nicholas Thorndike      Trustee

                          *By: Gordon H. Silver, as
                           Attorney-in-Fact
                           February 18, 1999

                                  Exhibit Index

11.      Form of Opinion of Ropes & Gray, including consent -- Exhibit 1.

12. Form of Opinion of Ropes & Gray as to Tax Matters, including consent -- Exhibit 2

14a. Consent of PricewaterhouseCoopers LLP Independent Accountants to the Putnam High Yield Total Return Fund -- Exhibit 3.

14b. Consent of PricewaterhouseCoopers LLP Independent Accountants to the Putnam High Yield Trust II -- Exhibit 4.

16a.     Power of Attorney -- Exhibit 5.


                                       -7-